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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in Trump Hotels & Casino Resorts, Inc.'s Form 10-K, into its previously filed Registration Statement File No. 33-93374.

                                                 /s/ Arthur Andersen LLP
                                                   Arthur Andersen LLP

Roseland, New Jersey
March 25, 1996